Exhibit C

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

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Contents
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Quick Reference                                ...................i
for easy issue and factor information

Payment Summary                                ...................1
for payment summary information

Payment Detail                                 ...................2
for detailed payment information

Factor Sheet                                   ...................3
for detailed factor information

Delinquency Status                             ...................4
for delinquency and related information

Credit Enhancement Summary                     ...................5
for security credit support & collateral information

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GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Year Ended:  November 29, 1996

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Quick Reference
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                                                           Pre-
                                     Principal  Interest  payment
                  Interest  Interest  Distri-    Distri-  Penalty  Certificate
Class    CUSIP     Rate %     Type    bution     bution    Fees      Factor
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Regular
-------
A-1    36228CAA1  7.02000%    fixed  20.43487   5.74094   0.00000   0.96092214
A-2    36228CAB9  7.41000%    fixed   0.00000   6.17500   0.00000   1.00000000
B      36228CAC7  7.51000%    fixed   2.16356   6.16315   0.00000   0.98262752
C      36228CAD5  7.74000%    fixed   2.16356   6.35190   0.00000   0.98262752
D      36228CAE3  7.85000%    fixed   2.16356   6.44218   0.00000   0.98262752
E         N/A     7.85000%    fixed   2.16356   6.44218   0.00000   0.98262752
F         N/A     7.85000%    fixed   2.16356   6.44218   0.00000   0.98262753
G         N/A     7.85000%    fixed   0.00000   6.53445   0.00000   1.00000000
X-1*   36228CAF0  0.69648%  variable  0.00000   0.57158   0.00000   0.96943682
X-2*   36228CAG8  1.53105%  variable  0.00000   1.20485   0.00000   0.93173797
X-3*   36228CAH6  0.01000%    fixed   0.00000   0.00787   0.63541   0.93173797
R         N/A     0.00000%     N/A    0.00000   0.00000   0.00000   0.00000000
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*Based on Notional Balance

Account Administrator:  William T. Oberlies  617/664-5420
Account Officer:  Jim Byrnes  617/664-5409
Street Connection:  (factor and rate by cusip) 617/664-5500
Street Fax:  (secondary market reports)  617/664-5600

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Year Ended:  November 29, 1996

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Principal Distribution Detail
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        Scheduled                          Additional
        Principal     Principal    Realized Expense  Unscheduled      Net
Class  Distributed   Prepayments    Losses   Losses  Adjustments  Distribution
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A-1  $6,988,946.36 $5,859,854.87     $0.00    $0.00     $0.00   $12,848,801.23
A-2          $0.00          0.00      0.00     0.00      0.00             0.00
B      $479,571.50          0.00      0.00     0.00      0.00       479,571.50
C      $431,607.48          0.00      0.00     0.00      0.00       431,607.48
D      $431,607.48          0.00      0.00     0.00      0.00       431,607.48
E      $383,678.00          0.00      0.00     0.00      0.00       383,678.00
F      $479,571.40          0.00      0.00     0.00      0.00       479,571.40
G            $0.00          0.00      0.00     0.00      0.00             0.00
X-1*         $0.00          0.00      0.00     0.00      0.00             0.00
X-2*         $0.00          0.00      0.00     0.00      0.00             0.00
X-3*         $0.00          0.00      0.00     0.00      0.00             0.00
R            $0.00          0.00      0.00     0.00      0.00             0.00
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Total 9,194,982.22  5,859,854.87      0.00     0.00      0.00    15,054,837.09
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*Based on Notional Balance


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Interest Distribution Detail
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                    Prepay-          Prior
                      ment  Inter-   Unpaid
                    Interest est     Inter-                          Remaining
         Accrued     Short- Adjust-  est    Distributed  Prepayment   Unpaid
Class    Interest     fall  ment**   Paid    Interest     Premiums   Interest
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A-1   $1,887,620.58   0.00     0.00   0.00 $1,887,620.58        0.00    $0.00
A-2     $458,438.32   0.00     0.00   0.00   $458,438.32        0.00    $0.00
B       $170,135.32   0.00     0.00   0.00   $170,135.32        0.00    $0.00
C       $157,808.74   0.00     0.00   0.00   $157,808.74        0.00    $0.00
D       $160,051.50   0.00     0.00   0.00   $160,051.50        0.00    $0.00
E       $142,277.98   0.00     0.00   0.00   $142,277.98        0.00    $0.00
F       $177,837.85   0.00     0.00   0.00   $177,837.85        0.00    $0.00
G       $144,480.58   0.00  (159.38)  0.00   $144,321.20        0.00 ($483.05)
X-1*    $260,347.21   0.00     0.00   0.00   $260,347.21        0.00    $0.00
X-2*    $665,212.99   0.00     0.00   0.00   $665,212.99        0.00    $0.00
X-3*      $4,344.82   0.00     0.00   0.00     $4,344.82  350,818.38    $0.00
R             $0.00   0.00     0.00   0.00         $0.00        0.00    $0.00
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Total $4,228,555.89  $0.00 ($159.38) $0.00 $4,228,396.51 $350,818.38 ($483.05)
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*  Based on Notional Balance
** Interest Adjustment due to Additional Trust Expense

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Year Ended:  November 29, 1996

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Principal Distribution per Certificate
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       Principal   Principal   Realized   Additional   Unscheduled     Net
Class Distributed Prepayments   Losses  Expense Losses Adjustments Distribution
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A-1     2.61293     17.82194   0.00000     0.00000        0.00000    20.43487
A-2     0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
B       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
C       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
D       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
E       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
F       2.16356      0.00000   0.00000     0.00000        0.00000     2.16356
G       0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-1*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-2*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
X-3*    0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
R       0.00000      0.00000   0.00000     0.00000        0.00000     0.00000
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*Based on Notional Balance



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Interest Distribution per Certificate
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                 Pre-
                 payment   Inter-
                 Interest  est      Prior                            Remaining
        Accrued  Short-    Adjust-  Unpaid   Distributed  Prepayment  Unpaid
Class   Interest fall      ments    Interest  Interest     Premiums   Interest
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A-1     5.74094  0.00000  0.00000   0.00000    5.74094     0.00000     0.00000
A-2     6.17500  0.00000  0.00000   0.00000    6.17500     0.00000     0.00000
B       6.16315  0.00000  0.00000   0.00000    6.16315     0.00000     0.00000
C       6.35190  0.00000  0.00000   0.00000    6.35190     0.00000     0.00000
D       6.44218  0.00000  0.00000   0.00000    6.44218     0.00000     0.00000
E       6.44218  0.00000  0.00000   0.00000    6.44218     0.00000     0.00000
F       6.44218  0.00000  0.00000   0.00000    6.44218     0.00000     0.00000
G       6.54167  0.00000 -0.00722   0.00000    6.53445     0.00000    -0.02187
X-1*    0.57158  0.00000  0.00000   0.00000    0.57158     0.00000     0.00000
X-2*    1.20485  0.00000  0.00000   0.00000    1.20485     0.00000     0.00000
X-3*    0.00787  0.00000  0.00000   0.00000    0.00787     0.63541     0.00000
R       0.00000  0.00000  0.00000   0.00000    0.00000     0.00000     0.00000
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*Based on Notional Balance

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Year Ended:  November 29, 1996
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Payment Summary
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            Beginning         Principal       Realized      Additional
Class        Balance           Payable         Losses     Expense Losses
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Regular
-------
A-1       328,800,000.00   $12,848,801.23       $0.00          $0.00
A-2        74,241,023.00            $0.00       $0.00          $0.00
B          27,605,249.00      $479,571.50       $0.00          $0.00
C          24,844,326.00      $431,607.49       $0.00          $0.00
D          24,844,326.00      $431,607.48       $0.00          $0.00
E          22,085,395.00      $383,678.00       $0.00          $0.00
F          27,605,249.00      $479,571.40       $0.00          $0.00
G          22,086,204.00            $0.00       $0.00          $0.00
X-1*      455,490,598.00            $0.00       $0.00          $0.00
X-2*      529,173,499.44            $0.00       $0.00          $0.00
X-3*      529,173,499.44            $0.00       $0.00          $0.00
R                   0.00            $0.00       $0.00          $0.00
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TOTAL     552,111,772.00   $15,054,837.10       $0.00          $0.00
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                  Interest          Total            Ending
Class             Payable          Payment**         Balance
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Regular
-------
A-1         $662,986,567.04   $675,835,368.27    315,951,198.77
A-2           $3,667,506.56     $3,667,506.56     74,241,023.00
B             $1,371,675.12     $1,851,246.62     27,125,677.50
C             $1,272,295.04     $1,703,902.53     24,412,718.51
D             $1,290,376.75     $1,721,984.23     24,412,718.52
E             $1,147,082.05     $1,530,760.05     21,701,717.00
F             $1,433,774.93     $1,913,346.33     27,125,677.60
G             $1,155,364.74     $1,155,364.74     22,086,204.00
X-1*          $2,100,489.08     $2,100,489.08    441,569,356.55
X-2*          $5,360,876.61     $5,360,876.61    514,423,503.42
X-3*            $385,838.83       $385,838.83    514,423,503.42
R                     $0.00             $0.00              0.00
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TOTAL       $682,171,846.75   $697,226,683.85    537,056,934.90
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*  Based on Notional Balance
** Includes Prepayment Penalty Fees and Prior Unpaid Interest


                    Disclaimer Notice
                    -----------------
Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Year Ended:  November 29, 1996

Delinquency Statistics

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Loans Delinquent
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  One Month    Two Months    Three + Months   Foreclosures  Specially Serviced
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      0             0              0               0                1
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Delinquent Loans APB
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  One Month    Two Months    Three + Months   Foreclosures  Specially Serviced
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    0.00          0.00            0.00            0.00         773,431.56
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Mortgage Loans that became an REOs during preceding calendar month
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               Date of     Scheduled Principal Balance    Unpaid Principal as
Loan Number  Acquisition  as of the Date of Acquisition  of date of Acquisition
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    N/A          N/A                  0.00                        0.00
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Any REO Property included in the Trust at the close of business on November 30, 1996
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Relevant REO Loan Number             Book Value of any REO Property
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        0                                         0.00
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Aggregate amount of Net Operating Income and other revenues collected by the Special Servicer with respect to such REO Property during the related Prepayment Period
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                                   0.00
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Portion of the above amount collected by the Special Servicer included in the Available Distribution Amount for such Distribution Date
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                                   0.00
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Any Mortgage Loan repurchased by Protective Life or otherwise liquidated or disposed of during the year ended November 30, 1996
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                                     0
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Proceeds of any repurchase of a Mortgage Loan, Liquidation Proceeds, and/or other amounts representing Principal Prepayments in Full, if any, received during the related Prepayment Period
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                                        0.00
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Portion of the above amount received that is included in the Available Distribution Amount for such Distribution Date
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                                        0.00
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Any REO Property for which a Final Recovery Determination has been made
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   Mortgage Loan Number              Date of Final Recovery Determination
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            0                                    00/00/00
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    Amount of Proceeds                      Portion in Available
    and other amounts                       Distribution Amount
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          0.00                                      0.00
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State Street
Corporate Trust Department
Securities Administration
Report to Certificateholders

GS Mortgage Securities Corporation II
Commercial Mortgage Pass-Through Certificates
Series 1996-PL
Year Ended:  November 29, 1996

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Aggregate of:
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Beginning Principal Balance of the Mortgage Loans               552,111,772.04
Principal Prepayments(other than Liquidation Proceeds)            5,859,854.87
Allocable Prepayment Interest Shortfalls                                  0.00
Annual Servicing Compensation paid to or retained by Servicer       548,112.83
Annual Servicing Compensation paid to or retained
 by Special Servicer                                                    479.90
Servicing Advances and P&I Advances made by the Servicer
 as of November 15, 1996                                          9,558,478.93
Servicing Advances and P&I Advances made by the Trustee                   0.00
Amount of Interest to Holders reduced by Losses, Shortfalls,
 and Appraisal Reductions                                                 0.00
Amount of Realized Losses and Additional Expense Losses                   0.00
Amount of any remaining Interest Shortfalls for each Class
 stated separately                                                        0.00
Any action taken by the Servicer/Special Servicer regarding
 "due-on-sale" or "due-on-encumbrance" clause                              N/A
Beginning Certificate Principal Balance                         552,111,772.00
Ending Certificate Principal Balance                            537,056,934.93
Amount of any Appraisal Reductions                                        0.00


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Appraisal Reductions Effected
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Loan #      0         0         0         0         0         0
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Amount    0.00      0.00      0.00      0.00      0.00      0.00
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Collateral Information
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 Beginning Group  Number of Loans   Ending Group
   Loan Count        Paid Off        Loan Count
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       234               4              230
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    Beginning
    Aggregate        Principal    Ending Aggregate
Principal Balance    Payments     Principal Balance
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 552,111,772.04    15,054,837.11   537,056,934.93
---------------------------------------------------